                                                                    EXHIBIT 10.2

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (this "Agreement") is made and effective as of August 13, 2003 by and among George R. Wallner and Paul Wallner (each a "Seller" and collectively the "Sellers"), Hypercom Corporation, a Delaware corporation (the "Company"), and the Purchasers identified in the signature pages attached hereto (each, a "Purchaser" and, collectively, the "Purchasers").

         WHEREAS, the Sellers desire to sell to the Purchasers and the Purchasers severally desire to purchase from the Sellers 14 million (7 million each) shares of the common stock of the Company (the "Seller Shares").

         WHEREAS, to facilitate the transaction, the Company has agreed to register for resale the Seller Shares sold by George Wallner hereunder.

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, each of the Sellers, the Company and the Purchasers agree as follows:

                                   ARTICLE I.

                          PURCHASE, ESCROW AND CLOSINGS

         1.1 Purchase and Sale of Seller Shares. Each Seller hereby agrees to sell, and Purchasers severally and not jointly agree to purchase from each of the Sellers, the Seller Shares on the terms set forth in this Agreement in the allocations set forth on the signature pages.

         1.2 Escrow.

                  (a) The parties shall establish an escrow account (the "Escrow Account") pursuant to an escrow agreement substantially in the form attached hereto as Exhibit A (the "Escrow Agreement").

                  (b) Within two (2) days of the last signatures hereto, each Purchaser will deposit into the Escrow Account:

                           (i) all documents required to be duly and validly
                  executed and delivered by the Purchasers pursuant to the Escrow Agreement; and

                           (ii) each Purchaser's purchase price for the Seller
                  Shares set forth on the signature pages attributable to it.

                  (c) Prior to the Closing, each Seller will deposit into the Escrow Account:

                           (i) all documents required to be duly and validly
                  executed and delivered by each of the Sellers pursuant to the Escrow Agreement; and

                           (ii) certificates evidencing the Seller Shares duly
                  endorsed in blank (or alternatively, at each Purchaser's election, evidence of transfer may be effected through the facilities of the Depository Trust Company).

                  (d) Within two (2) days of the last signatures hereto, the
         Company:

                           (i) will deposit into the Escrow Account all
                  documents required to be duly and validly executed and delivered by the Company pursuant to the Escrow Agreement;

                           (ii) will execute and deliver a Registration Rights
                  Agreement in the form of Exhibit B; and

                           (iii) will cause the transfer agent to remove the
                  restrictive legends on the Seller Shares owned by Paul Wallner upon transfer to the Purchasers.

         1.3 Closing. Upon satisfaction of the conditions set forth in Section 1.4, the Closing of the purchase of the Seller Shares shall occur at the offices of Snell & Wilmer, L.L.P. on August 13, 2003, or such other time and location as the parties hereto shall mutually agree. At the Closing, the Escrow Agent shall deliver or cause to be delivered the following in accordance with the escrow instructions contained in the Escrow Agreement:

                  (a) to each of the Purchasers, certificates evidencing their Seller Shares (to be allocated equally from George Wallner and Paul Wallner or as otherwise set forth on the signature pages) duly endorsed in blank (or alternatively, at each Purchaser's election, evidence of transfer may be effected through the facilities of the Depository Trust Company);

                  (b) to each Seller, a purchase price of $3.60 per share for its respective Seller Shares, after commissions and fees due Roth Capital Partners, LLC ("RCP"); and

                  (c) to RCP the balance in the Escrow Account (of $0.30 per share), as the commissions and fees due to RCP for services rendered to Sellers in connection with the sale of the Seller Shares.

         1.4 Closing Conditions. The Closing of the purchase and sale of Seller Shares is subject to:

                  (a) All documents required to be duly and validly executed and delivered by the parties pursuant to the Escrow Agreement shall have been received by the Escrow Agent.

                  (b) All representations and warranties of the parties contained herein shall remain true and correct in all material respects as of the Closing.

                  (c) As of the Closing, there shall have been no Material Adverse Effect (as defined in Section 2.1(c)) with respect to the Company since the date hereof.


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
                  (d) From the date hereof to the Closing, trading in the Company's common stock shall not have been suspended or limited, or minimum prices shall not have been established on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or applicable state authorities.

                                  ARTICLE II.
                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties of the Sellers and the Company. Each Seller and the Company hereby make the following representations and warranties to each Purchaser (and any permitted assignees) as of the date hereof, and as of the Closing:

                  (a) Organization. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

                  (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution and delivery of each of this Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. The Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies (the "Enforceability Exceptions"). The Seller Shares have been duly authorized by all necessary corporate action and are validly issued and outstanding, fully paid and nonassessable, and each Purchaser shall be entitled to all rights accorded to a holder of the Company's common stock.

                  (c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected;

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
         except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a material adverse effect on (x) the condition, financial or otherwise, earnings, business, operations or prospects of the Company taken as a whole, (y) the legality, validity or enforceability of this Agreement, or (z) adversely impair the Company's ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (x), (y) or (z), a "Material Adverse Effect").

                  (d) No Consents. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the consummation by the Company of the transactions on its part contemplated by this Agreement, except such as may be required under the Securities Act of 1933 (the "Securities Act") or the rules and regulations promulgated thereunder, state securities or blue sky laws, and the by-laws and rules of the NYSE, all of which shall be timely made or obtained.

                  (e) SEC Reports. The Company has filed all reports required to be filed by it under the Securities Exchange Act 1934 (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, or the rules and regulations thereunder, for the two years preceding the date hereof (the foregoing materials and any materials incorporated therein by reference being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) Financial Statements. The financial statements filed with the Commission as a part of the SEC Reports present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified therein, subject, in the case of interim financial statements, to the normal year-end adjustments which are not expected to be material in amount. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and in effect as of the date of the applicable financial statements and supporting schedules, as applicable, applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto, and comply in all material respects with the Securities Act, the Exchange Act and the applicable rules and regulations of the Commission thereunder.

                  (g) Listing. The Seller Shares are listed on the New York Stock Exchange. The Company has not, in the 12 months preceding the date hereof, received notice from the New York Stock Exchange to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is, and has no

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         reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements.

                  (h) Investment Company. The Company is not, and is not an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (i) Form S-3 Eligibility. The Company is eligible to register the resale of the GW Securities acquired by the Purchasers under Form S-3 promulgated under the Securities Act.

                  (j) Patents and Trademarks. The Company has sufficient legal right, title, and interest in and to all patent, copyright, trade secret, trademark or other proprietary rights ("Intellectual Property") that it uses to conduct its business. To its knowledge, the conduct of the Company's business does not infringe or otherwise conflict with any rights of any person in respect of any Intellectual Property, and none of the Intellectual Property owned by the Company is being infringed upon by any other person. Except for letters claiming infringement of products that the Company receives from time to time in the ordinary course of business, none of which the Company believes are likely to have a Material Adverse Effect, no claim or demand of any person has been made nor is there any proceeding that is pending, or to the Company's knowledge threatened, which challenges the rights of the Company in respect of any Intellectual Property, or asserts that the Company is infringing or otherwise in conflict with, or is required to pay any royalty, license fee, charge or other amount with regard to, any Intellectual Property.

         2.2 Representations and Warranties of the Sellers. Each Seller hereby makes the following representations and warranties to each Purchaser (and any permitted assignee) as of the date hereof, and as of the Closing:

                  (a) Authorization; Enforcement. This Agreement has been duly authorized, executed and delivered by the Seller and, if he is married, his spouse, and such document constitutes a valid and binding obligation of the Seller, enforceable in accordance with its terms, subject to the Enforceability Exemptions.

                  (b) No Consents. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the consummation by the Seller of the transactions on its part contemplated by this Agreement, except such as may be required under the Securities Act, or the rules and regulations promulgated thereunder, state securities or blue sky laws, and the by-laws and rules of the NYSE, all of which shall be timely made or obtained.

                  (c) No Conflicts. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of, or constitute a default under (with or without notice or lapse of time), any stockholders agreement, voting trust agreement, registration rights agreement or other agreement or instrument to which Seller or any of his properties is bound or affected, and will not violate or conflict with any judgment, decree or order of any court

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
         or other governmental agency or any law, rule or regulation applicable to the Seller, in each case such as would have a Material Adverse Effect as defined in Section 2.1(c)(y) and (z) (substituting "Seller" for "Company").

                  (d) Good and Marketable Title. As of the Closing, each Seller will have good and marketable title to his or its respective Seller Shares, free and clear of any liens, encumbrances, equities or claims, except for restrictions on transfer imposed by the securities laws. George Wallner owns his shares through Exoterium Partnership of which he beneficially owns 100%. Upon consummation of the Closing, each Purchaser will have good and marketable title to all Seller Shares purchased by such Purchaser, free and clear of all encumbrances, equities or claims created by or through the Sellers, except for the restrictions on transfer as to the shares owned by George Wallner (the "GW Securities") as described in Article III of this Agreement.

                  (e) Company Representations. To each Seller's knowledge the representations and warranties of the Company in Section 2.1, are true and correct.

                  (f) Representations relating to Paul Wallner. Paul Wallner represents and warrants that he is not, and has not been at any time during the three (3) month period preceding the execution of this Agreement, an affiliate of the Company, as defined under the federal securities laws. George Wallner and Paul Wallner each represent that they have not acted in concert for purposes of buying, selling or voting their shares of common stock of the Company (except that at the request of Roth Capital Partners, LLC, Paul Wallner is selling shares at the same time as George Wallner in this transaction), and that George Wallner does not serve as Paul Wallner's designee on the Board of Directors. Each Seller acknowledges that the Company will rely on these representations in removing the legends on Paul Wallner's shares as part of this transaction.

         2.3 Representations and Warranties of the Purchasers. Each Purchaser hereby makes the following representations and warranties to each Seller and the Company as of the date hereof, and as of the Closing.

                  (a) Organization. If an entity, Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder.

                  (b) Authorization; Enforcement. Such Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except for the Enforceability Exceptions.




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                  (c) Investment Intent. Such Purchaser understands that the GW
         Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law. Such Purchaser is acquiring the GW Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such GW Securities or any part thereof, has no present intention of distributing any of such GW Securities and has no arrangement or understanding with any other persons regarding this distribution of such Securities (provided, however, that this representation and warranty shall not be in any way limit such Purchaser's right to sell the GW Securities pursuant to any registration statement or otherwise in compliance with applicable federal and state securities laws).

                  (d) Purchaser Status. At the time Purchaser was offered the Securities it was, and at the date hereof it is, an Accredited Investor or a Qualified Institutional Buyer, as defined under the Securities Act. Such Purchaser is acquiring the Seller Shares hereunder in the ordinary course of its business.

                  (e) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Seller Shares, and has evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Seller Shares and is able to afford a complete loss of such investment.

                  (f) No General Solicitation. Such Purchaser is not purchasing the Seller Shares as a result of any advertisement, article, notice or other communication regarding the Seller Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or through any other general solicitation or general advertisement.

                  (g) No Short Positions. Such Purchaser (including its affiliates that are entities) does not hold a short position, directly or indirectly, in any shares of the Company's common stock.

                                  ARTICLE III.
                         OTHER AGREEMENTS OF THE PARTIES

         3.1 Transfer Restrictions.

                  (a) The Seller Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of GW Securities other than pursuant to an effective registration statement, to the Company, to an affiliate (as defined under the federal securities laws) of a Purchaser or in connection with a pledge as contemplated in Section 3.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred GW Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing


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         to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) (i) The Purchasers understand that so long as is required by this Section 3.1(b), a legend shall be placed on the GW Securities in the following form:

                  These securities have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to any available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws as evidenced by a legal opinion of counsel to the transferor to such effect, the substance of which shall be reasonably acceptable to the Company. These securities may be pledged in connection with a bona fide margin account with a registered broker-dealer or other loan with a financial institution that is an accredited investor or qualified institutional buyer as defined under the Securities Act.

                  (ii) The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the GW Securities to a financial institution that is an Accredited Investor or Qualified Institutional Buyer as defined under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured GW Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledge, secured party or pledgor shall be required in connection therewith. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledge or secured party of GW Securities may reasonably request in connection with a pledge or transfer of the GW Securities.

                  (c) Certificates evidencing the GW Securities shall not contain any legend (including the legend set forth in Section 3.1(b)),
         (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Securities pursuant to Rule 144, unless otherwise required by applicable law or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act. The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent to effect the removal of the legend hereunder. The Company agrees that at such time as the legend is no longer required under this Section 3.1(c), it will, no later than 7 trading days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing shares of Company common stock issued with a restrictive legend (and such documents as the Company may reasonably request to permit a sale pursuant to Rule 144, if applicable), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive legends.




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         3.2 Lock-Up. In the event George Wallner does not, for whatever reason, sell all of the shares of common stock held by him to the Purchasers pursuant to this Agreement, for the twelve (12) month period following the Closing of the sale hereunder, George Wallner shall not, directly or indirectly, sell or loan to any person, or hedge, any shares of Company common stock (or securities convertible into the shares of such common stock) held by him after the date of the Closing, without the prior written consent of Roth Capital Partners, LLC.

         3.3 Ownership Reports; Press Release. The Sellers and Purchasers each agree to timely file any required reports under Sections 13 or 16 of the Exchange Act or otherwise relating to this transaction. The Company agrees to promptly issue a press release regarding the sale of Seller Shares (as well as its plans to implement a stock buyback program). Until the press release has been issued, each Purchaser acknowledges and agrees that this transaction and the potential stock buyback are confidential information of the Company, and that they may not use or disclose this information until released by the Company.

                                   ARTICLE IV.
                                  MISCELLANEOUS

         4.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Sellers shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities. Purchaser, Sellers, and Roth Capital Partners, LLC, have each been represented by its own separate legal counsel in its review and negotiation of this Agreement, which each acknowledge is other than Snell & Wilmer L.L.P.

         4.2 Entire Agreement. This Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 3:30 p.m. (Arizona time) on a trading day,
(b) the next trading day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a trading day or later than 3:30 p.m. (Arizona time) on any trading day, (c) the trading day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

         4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by a Seller, the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         4.5 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the Delaware, without regard to the principles of conflicts of law thereof.

         4.6 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email signature page were an original thereof.

         4.7 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         4.8 Third Party Beneficiary. Roth Capital Partners, LLC is a third party beneficiary of the Sellers', Purchaser's and Company's representation, warranties, covenants and conditions hereunder.

         4.9 Limitation of Liability. Company acknowledges and agrees that any liability of a Purchaser that is a registered investment company, arising directly or indirectly under this Agreement, shall be satisfied solely out of the assets of such Purchaser, and that no trustee, officer or holder of shares of beneficial interest of such a Purchaser shall be personally liable for any liabilities of the Purchaser. Any such Purchaser's Declaration of Trust describes the responsibilities and liabilities of such parties.

                 [SIGNATURE PAGES OF SELLER AND COMPANY FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                        GEORGE R. WALLNER



                                        -------------------------------------
                                        George R. Wallner



                                        PAUL WALLNER



                                        -------------------------------------
                                        Paul Wallner



                                        HYPERCOM CORPORATION



                                        -------------------------------------
                                        By:
                                               ------------------------
                                        Title:
                                               ------------------------




                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE OF PURCHASERS FOLLOWS]

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         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase
Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                           [PURCHASER]

                           By:_________________________________
                               Name:
                               Title:

Number of Seller Shares to be acquired:     ________

Per Share Purchase Price for Seller Shares: $_______



                           Residence Address for Notice:

                           ___________________
                           c/o _______________
                           ___________________
                           ___________________
                           Telephone No.: (____) _____________
                           Facsimile No.: (____) _____________

With copies to:            ___________________
                           ___________________
                           ___________________
                           Facsimile No.:  (___) _____________
                           Attn:________________




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